UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             - - - - - - - - - - - -

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 2, 2006


                   CHARDAN NORTH CHINA ACQUISITION CORPORATION
                   -------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                    000-51431            20-2479743
   ----------------------------        ------------      -------------------
   (State or Other Jurisdiction        (Commission          (IRS Employer
        of Incorporation)              File Number)      Identification No.)


              625 Broadway, Suite 1111, San Diego, California 92101
              -----------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (858) 847-9000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Explanatory Note: On February 3, 2006, Chardan North China Acquisition Corporation ("CNCAC") filed a Current Report on Form 8-K disclosing (i) its entry into a Stock Purchase Agreement for the acquisition of Gifted Time Holdings Limited, which is a British Virgin Islands holding company formed for the purpose of owning, as of the closing, majority interests in Chinese companies (referred to as "HollySys") engaged in the production and sale of industrial automation and control systems in China, and (ii) various information about HollySys. CNCAC has disclosed under a separate Form 8-K the material amendments to the Stock Purchase Agreement entered into since February 2, 2006.

Item 7.01 Regulation FD Disclosure

      Gifted Time Holdings, through its majority ownership of Chinese operating companies, including Beijing HollySys Co., Ltd., Hangzhou HollySys Automation Co., Ltd., and Beijing Haotong Science & Technology Development Co., Ltd., is one of the leading automation and control systems companies in China. It develops, sells and services automation and control systems and components in China.

      Subsequent to filing the Form 8-K on February 3, 2006, HLS Systems International Ltd. (a subsidiary of CNCAC) filed a Registration Statement on Form S-4 (Registration No. 333-132286) in connection with the transactions contemplated by the Stock Purchase Agreement. That S-4 Registration Statement contains information about Gifted Time Holdings and HollySys that is more current and more comprehensive than the information contained in the Form 8-K filed on February 3, 2006. We urge interested persons to review the S-4 Registration Statement, as it may be amended from time to time, for more current and more comprehensive information about Gifted Time Holdings and HollySys.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 27, 2006                     CHARDAN NORTH CHINA ACQUISITION CORP.


                                         By: /s/ Richard Propper
                                             ---------------------------------
                                             Name:  Richard Propper
                                             Title: Chairman


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